UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2004

AMERICAN STANDARD COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (732) 980-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 AMENDMENT TO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01(c) EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-10.1: AMENDMENT TO EMPLOYMENT AGREEMENT OF FREDERIC M. POSES
EX-99.1 PRESS RELEASE

ITEM 1.01   AMENDMENT TO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Employment Agreement

                    On October 6, 2004, the independent members of the Board of Directors of the company approved an amendment to the employment agreement of Frederic M. Poses, the company’s Chairman and Chief Executive Officer, whereby the company has secured the services of Mr. Poses for an additional year through December 31, 2007. Mr. Poses will not receive any increase in base salary, annual or long term incentive targets, or additional stock option grants in consideration for the extension of his agreement. These items will remain the same as set out in Mr. Poses’ Employment Agreement dated February 7, 2002. Instead of an increase in any of these items, at the end of the new employment period, the independent members of the Board will determine the extent of his eligibility for a discretionary performance bonus of up to $2,500,000, payable on or about April 1, 2008, based on their assessment of his success in developing both a strategic long term plan for the company and a transition plan for his succession. Mr. Poses may elect to defer payment of the performance bonus upon such terms as the independent Board members may establish.

                   Provided that he remains employed by the company through December 31, 2007, Mr. Poses will also receive certain post-retirement benefits. These include: use of office space in the company’s New York office, or comparable office space in New York, with company-provided secretarial support, for the five year period commencing January 1, 2008; reimbursement for financial planning expenses incurred during the same five year period up to a maximum of $10,000 per year; and the company’s payment for a buy-out of the lease for Mr. Poses’ company-provided car. The company estimates that the total value of providing these post-retirement benefits will approximate $900,000 over the five-year period.

ITEM 9.01(c)     EXHIBITS

                    The following exhibits are filed or furnished as part of this Report to the extent described in Item 1.01.

10.1	Amendment to Employment Agreement of Frederic M. Poses dated October 6, 2004

99.1	Press Release of American Standard Companies Inc. dated October 7, 2004.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN STANDARD COMPANIES INC.

	By:	/s/ J. Paul McGrath

	Name:	J. Paul McGrath
	Title:	Senior Vice President, General Counsel and Secretary

DATE: October 7, 2004

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment to Employment Agreement of Frederic M. Poses dated October 6, 2004

99.1	Press Release of American Standard Companies Inc. dated October 7, 2004.